UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013

INSMED
INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 997-4600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On July 22, 2013, Insmed, Inc. (the “Company”) issued 6,900,000 shares of its common stock par value $0.01 per share pursuant to an underwriting agreement, dated July 16, 2013 (the “Underwriting Agreement”) with Leerink Swann LLC, as representative of the several underwriters.  The number of Shares sold by the Company reflects the underwriters’ exercise in full of their over-allotment option.  The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-188851).

The opinion of Hunton & Williams LLP relating to the validity of the shares offered and sold pursuant to the Underwriting Agreement, is filed as Exhibit 5.1 to this report and incorporated herein by reference.

On July 22, 2013, the Company issued a press release announcing the closing of the offering of the Shares and the underwriters’ exercise in full of their over-allotment option.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Hunton & Williams.
23.1	Consent of Hunton & Williams (included in Exhibit 5.1).
99.1	Press Release dated July 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2013

INSMED INCORPORATED

	By:	/s/ Andrew T. Drechsler
	Name:	Andrew T. Drechsler
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

5.1	Opinion of Hunton & Williams.
23.1	Consent of Hunton & Williams (included in Exhibit 5.1).
99.1	Press Release dated July 22, 2013.